UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: April 20, 2023
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10990 Wilshire Boulevard
Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Rights to Purchase Series A Participating Cumulative Preferred Stock		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 20, 2023, KB Home held its 2023 Annual Meeting of Stockholders. The final results for each item submitted to a vote of security holders at the Annual Meeting are provided below. The rounded percentages displayed below for the election of directors are based on the total “For” and “Against” votes cast for each respective director nominee. The rounded percentages displayed below for the other items are based on the total number of shares of KB Home common stock that were present or represented, and entitled to vote on each respective item, at the 2023 Annual Meeting.

1. The vote on the nominees for election to the KB Home board of directors was as follows:

Director	For	%	Against	%	Abstentions	Broker Non-Votes
Jose M. Barra	74,378,059	99.3%	512,227	0.7%	62,641	6,089,631
Arthur R. Collins	72,985,708	97.4%	1,926,378	2.6%	40,841	6,089,631
Dorene C. Dominguez	72,520,846	96.8%	2,370,109	3.2%	61,972	6,089,631
Kevin P. Eltife	72,527,827	96.8%	2,364,846	3.2%	60,254	6,089,631
Dr. Stuart A. Gabriel	74,186,151	99.1%	710,658	0.9%	56,118	6,089,631
Dr. Thomas W. Gilligan	72,125,705	96.3%	2,767,155	3.7%	60,067	6,089,631
Jodeen A. Kozlak	72,452,864	96.7%	2,439,578	3.3%	60,485	6,089,631
Melissa Lora	70,805,203	94.5%	4,090,729	5.5%	56,995	6,089,631
Jeffrey T. Mezger	72,122,617	96.4%	2,729,064	3.6%	101,246	6,089,631
Brian R. Niccol	72,889,044	97.3%	1,992,718	2.7%	71,165	6,089,631
James C. Weaver	64,814,821	86.5%	10,073,186	13.5%	64,920	6,089,631

2. The non-binding advisory vote to approve named executive officer compensation was as follows:

For	%	Against	%	Abstentions	Broker Non-Votes
60,146,386	80.3%	14,378,196	19.2%	428,345	6,089,631

3. The vote to ratify Ernst & Young LLP’s appointment as KB Home’s independent registered public accounting firm for the fiscal year ending November 30, 2023 was as follows:

For	%	Against	%	Abstentions	Broker Non-Votes
79,184,216	97.7%	1,825,488	2.3%	32,854	N/A

4. The vote to approve the Amended and Restated KB Home 2014 Equity Incentive Plan was as follows:

For	%	Against	%	Abstentions	Broker Non-Votes
70,723,908	94.4%	4,129,048	5.5%	99,971	6,089,631

5. The non-binding advisory vote on the frequency of the advisory vote to approve named executive officer compensation advisory vote was as follows:

Annual	%	Biennial	%	Triennial	%	Abstentions	Broker Non-Votes
70,393,889	93.9%	84,247	0.1%	4,416,231	5.9%	58,559	6,089,631

On April 20, 2023, based on stockholders’ advisory vote favoring such frequency at the 2023 Annual Meeting of Stockholders, KB Home’s board of directors determined it will include an advisory vote to approve named executive officer compensation in KB Home’s proxy materials annually until the next required frequency advisory vote, unless the Board earlier determines in its judgment that it is appropriate to include the advisory vote to approve named executive officer compensation on a less frequent basis. Federal securities law requires that a frequency advisory vote be held at least once every six years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 24, 2023

KB Home

By:	/s/ William (Tony) Richelieu
William (Tony) Richelieu
Vice President, Corporate Secretary and Assistant General Counsel

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